OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	July 31, 2022
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

Tekla Healthcare Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2021 to March 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE INVESTORS

Semiannual Report

March 31, 2022

TEKLA HEALTHCARE INVESTORS

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence marketwide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA HEALTHCARE INVESTORS

Dear Shareholders,

Many of us have spent the last two years constrained in how we live our lives. More than eighty million Americans have been sick while nearly a million have lost their lives to COVID-19. An enormous number of Americans of all ages have been damaged financially, socially, educationally and/or medically. However, as of early May 2022, we appear to be approaching a time when we can resume what we were doing pre-COVID-19. This should allow us to address much of what has been lost or delayed by the pandemic. This is the good news.

The bad news is that things are not perfect from an economic or markets point of view. The broad market was down as COVID-19 came to the fore and then rose dramatically through much of 2020 and 2021 as the government did all it could to stimulate the economy while keeping rates low. However, there is a limit to how long this approach can continue and still be effective. The broad market has been weak so far in 2022, particularly lately. Based on data to date, it looks that we are in for a protracted period of high inflation. This will cause the Federal Reserve to continue to increase rates, perhaps significantly. GDP has already slowed; it seems likely that GDP will be impaired further with a real possibility that the U.S. experiences a recession. These prospects will almost certainly have a continued negative impact on the stock market. April 2022 was not a good month for the broad stock market. It remains to be seen where the market goes from here.

The macroeconomic impact on the healthcare sector market has varied by subsector. Large cap, profitable healthcare companies in the pharmaceutical and biotech subsectors, for example, have traditionally been seen as defensive and have fared relatively well of late. However, smaller cap not-yet profitable healthcare companies, particularly in the biotech sector, have not done well. In fact, this group peaked in early 2021 and has been in decline since. For reference, we note that in 2022 through April 30, the broad S&P 500® Index* (SPX) is down almost 13%. In the same timeframe, large healthcare companies in the broader S&P Composite 1500® Health Care Index* (S15HLTH) are down about 8% while more volatile small- and mid- cap (SMID) biotech companies, as evidenced by the SPDR® S&P® Biotech ETF* (XBI), which are expected to be weak in rising rate environments, are down 34%.

Performance Year to Date Ending April 30, 2022

In addition to being affected by rising rates, the SMID biotech sector is also being challenged by oversupply. In the euphoria of the COVID-19 era market run, over 300 biotech companies went public. This number might have been accommodated in the frenzied market action of 2016 to 2020 but will take some time to digest now that demand for such companies has waned a bit.

We remain bullish about healthcare overall and continue to think that it offers a unique opportunity to invest in most or all macro environments. That is, when the macro environment is strong, innovative subsectors such as biotech can provide the opportunity for upside participation while, when things are more challenging, pharma and managed care provide an opportunity to be a bit more defensive. In recent times, we have generally followed this approach, decreasing our allocation to smaller, more volatile names while increasing allocation to larger more defensive names (as well as incrementally increasing our use of cash) when we expect that the macroeconomic environment will be weak.

While we can adjust our investment approach consistent with short-term market dynamics, we remain more focused on the intermediate- and long-term trends. We remain bullish over the long-term. As noted, we believe there most often is a relatively attractive subsector within healthcare. More importantly, we think the sector offers an attractive long-term investment profile. Gross healthcare spending has increased inexorably for many decades. Moreover, demographics favor the sector as the U.S. population is aging and people spend more on healthcare as they get older. While innovation and prospective growth may be out of favor at the moment, these traits, as evidenced by the biotech sector, have consistently been the basis for solid returns when judiciously acquired and held. In our view, there are few sub-sectors that offer more attractive long-term prospects than healthcare in general or the biotech subsector. We think the recent weakness in the SMID biotech sector described above will ultimately provide an attractive investing opportunity for discerning and informed investors, including your Tekla Fund.

Be well,

Daniel R. Omstead
President and Portfolio Manager

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of healthcare companies. In addition, the Fund seeks to provide regular distribution of realized capital gains.

Description of the Fund

Tekla Healthcare Investors (HQH) is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker HQH. HQH primarily invests in healthcare industries and will emphasize both large established companies and smaller, emerging companies with a maximum of 40% of the Fund's assets in restricted securities of both public and private companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology and pharma product pipeline could lead to significant increases in biotechnology sales

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 3/31/22

Market Price[1]	$20.77
NAV[2]	$21.94
Premium/(Discount)	-5.33%
Average 30 Day Volume	127,624
Net Assets	$1,016,941,189
Ticker	HQH
NAV Ticker	XHQHX
Commencement of Operations Date	4/22/87
Fiscal Year to Date Distributions per Share	$0.99

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 3/31/22

Sector Diversification as of 3/31/22

This data is subject to change on a daily basis.

Largest Holdings By Issuer

(Excludes Short-Term Investments)

As of March 31, 2022
(Unaudited)

Issuer – Sector	% of Net Assets
Amgen, Inc. – Biotechnology	7.7%
Regeneron Pharmaceuticals, Inc. – Biotechnology	5.6%
Vertex Pharmaceuticals, Inc. – Biotechnology	5.1%
Gilead Sciences, Inc. – Biotechnology	5.0%
Horizon Therapeutics plc – Pharmaceuticals	4.8%
Illumina, Inc. – Life Sciences Tools & Services	4.4%
Seagen, Inc. – Biotechnology	2.4%
Moderna, Inc. – Biotechnology	2.3%
AstraZeneca plc – Pharmaceuticals	2.3%
UnitedHealth Group, Inc. – Health Care Providers & Services	2.2%
Stryker Corp. – Health Care Equipment & Supplies	2.0%
AbbVie, Inc. – Biotechnology	1.8%
Alnylam Pharmaceuticals, Inc. – Biotechnology	1.5%
McKesson Corp. – Pharmaceuticals	1.4%
Syneos Health, Inc. – Healthcare Services	1.4%
Biogen, Inc. – Biotechnology	1.4%
Bristol-Myers Squibb Co. – Pharmaceuticals	1.4%
Abbott Laboratories – Health Care Equipment & Supplies	1.2%
Intra-Cellular Therapies, Inc. – Pharmaceuticals	1.2%
Guardant Health, Inc. – Health Care Equipment & Supplies	1.1%

Fund Performance

HQH is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of HQH have instituted a policy of making quarterly distributions to shareholders. The Fund seeks to make such distributions in the form of long-term capital gains.

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its venture investments to be a differentiating characteristic. Among the various healthcare subsectors, HQH has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 50-65% of net assets.

There is no commonly published index which matches the investment strategy of HQH. The S&P Composite 1500® Health Care Index* (S15HLTH) consists of approximately 180 companies representing most or all of the healthcare subsectors in which HQH typically invests; biotechnology often represents 15-20% of this index. By contrast, the NASDAQ Biotechnology Index®* (NBI), which contains roughly 370 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

Given the circumstances, we present both NAV and stock returns for the Fund in comparison to several commonly published indices. One index, the S&P 500 Index®* (SPX), is a commonly considered broad based index; this index is comprised of companies in many areas of the economy, including, but not limited to healthcare. As described above, the NBI is a healthcare index mostly focused in three healthcare sectors with a high level of biotechnology by comparison. The S15HLTH contains a wider representation of healthcare subsectors, but typically contains a much lower biotechnology composition.

HQH generally invests in a combination of large-cap growth-oriented and earlier stage innovative healthcare companies with a focus on the biotechnology sector. Generally, HQH targets biotechnology exposure below that of the NBI and a higher biotechnology exposure than that of the S15HLTH. We note that, in recent periods, biotechnology has been a significant contributor to returns (both positive and negative) associated with those indices. We believe this sector continues to have significant potential for growth in the future.

Fund Performance for the Period Ending March 31, 2022

Period	HQH NAV	HQH MKT	NBI	S15HLTH	SPX
6 month	-9.96	-15.09	-17.72	7.11	5.91
1 year	-4.57	-7.52	-11.16	17.20	15.63
5 year	6.47	6.06	6.93	15.11	15.98
10 year	11.37	11.67	13.06	16.01	14.63

Change in the value of a $10,000 investment

Cumulative total return from 3/31/2012 to 3/31/2022

All performance over one-year has been annualized. Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price. The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the sale of fund shares. The Risk Adjusted NASDAQ Biotechnology Index® computed by Tekla using Bloomberg data for the NBI and applying the fund's computed 0.90 beta to NBI performance to reflect the fund's lower historical risk.

Portfolio Management Commentary

Fund and Benchmark Performance and Other Influencing Factors

For the 6-month period ending March 31, 2022, the Fund net asset value was down 10.0% and market value down 15.1%. Over the same period the NBI declined 17.7% and the S15HLTH was up 7.1% percent.

The largest positive contribution to Fund relative performance was an underweight allocation to the small and midcap biotechnology subsector that generally underperformed as well as being overweight several individual companies that outperformed. Two overweight positions in the period that contributed positively to performance were McKesson Corp. (MCK), up 54%, and Intra-Cellular Therapies, Inc. (ITCI), up 64%. McKesson Corp., a leading health care distributor, saw its stock price outperform as investors sought defensive investments and appreciated its moderate valuation and stable earnings growth history. Intra-Cellular Therapies stock outperformed due to strong initial sales for Caplyta, which was recently approved in a new indication, bipolar depression. A large underweight position helping fund performance was Moderna, Inc., which fell 55% in the period as investors more appreciated the Company's declining recurring revenue from COVID-19 vaccines. The Fund benefited from an underweight allocation to small and midcap biotechnology companies, which returned -56% and -26% respectively in the past 6 months.

The largest negative contribution to Fund relative performance was due to being underweight in several companies that outperformed and to maintaining an underweight allocation to the Pharmaceutical sub sector which outperformed. Two overweight positions in the period that contributed negatively to performance were Guardant Health, Inc. (GH), down 47%, and Rallybio Corp. (RLYB), down 60% in the past six months. Guardant Health, a leading company developing a novel liquid biopsy test to detect colon cancer, suffered a large stock price decline similar to peer companies whose valuation depends on high future sales growth. Rallybio is typical among the group of early stage biotechs that underperformed in the period as investors shied away from companies with uncertain value-inflecting clinical milestones farther off in the future. One underweight position in the period that contributed negatively to relative performance was AstraZeneca plc (AZN), up 12%. Pharmaceutical companies like AstraZeneca outperformed in the period reflecting a shift in investor sentiment to favor large, low valuation companies with near-term revenue certainty. While the pharmaceutical stocks in the portfolio outperformed those in the benchmark or had positive stock selection, the Fund lost performance versus the benchmark due to a lower allocation.

Portfolio Highlights as of March 31, 2022

Among other investments, Tekla Healthcare Investors' performance benefited in the past six months by the following:

Moderna, Inc. (MRNA) is a vaccine company based on a new therapeutic modality, messenger RNA. The Company has multiple development programs in the clinic but is most well-known for its commercially successful vaccine candidate targeting the COVID-19 virus. At its peak in summer 2021, Moderna had a market capitalization of nearly $200 billion with roughly $20 billion in COVID-19 vaccines sales expected for 2021 and 2022. While the future path of the COVID-19 pandemic is uncertain, we decided the valuation for Moderna reflected too much optimism on the recurring nature of the booster vaccine business in the next decade. The Fund was underweight MRNA in the report period as its stock price declined sharply in accordance with diminished expectations for vaccine sales.

McKesson Corp. (MCK) distributes pharmaceutical and medical-surgical supplies and also provides specialty pharmacy and biopharma services.

The Company was selected by the U.S. government to distribute COVID-19 vaccines and supplies which helped accelerate earnings growth during the pandemic. Investor sentiment has also improved thanks to better visibility around the Company's opioid liability exposure. The Fund was overweight MCK, which delivered strong stock gains during the reporting period.

Intra-Cellular Therapies, Inc. (ITCI) is a mid-cap pharmaceutical company that markets Caplyta (lumateperone), an atypical antipsychotic with better tolerability than other agents in this class. Originally approved for the treatment of schizophrenia in 2019, Caplyta received a second FDA nod for bipolar depression in December 2021 and had a strong initial launch in this larger indication. The Fund has maintained an overweight position in this stock.

Among other examples, Tekla Healthcare Investors' performance was negatively impacted by the following investments:

AstraZeneca PLC (AZN) is a large multinational pharmaceutical company with geographic sales exposure across developed and emerging markets in cancer and autoimmune therapeutics and also distributes a COVID-19 vaccine at cost. Along with other large cap biopharma companies, AZN had strong performance in the first quarter of 2022 and we have been underweight the stock.

Guardant Health, Inc. (GH) is a leading precision oncology company focused on using liquid biopsy for cancer detection and diagnostics through its proprietary blood tests, vast data sets, and advanced analytics. The Fund has maintained an overweight position in the stock as we are positive on a key upcoming readout for its colon cancer test. The underperformance of the stock was mainly driven by the correction of life science stocks, particularly those with a valuation dependent on high future sales growth.

Rallybio Corp. (RLYB) is a clinical stage biotechnology company developing therapies for patients with severe and rare disorders. Its lead candidate, RLYB212, is a monoclonal antibody for the prevention of fetal and neonatal alloimmune thrombocytopenia, a rare condition with no currently approved therapies. RLYB completed a successful IPO in August 2021. However, since then, investor sentiment has shifted away from pre-commercial Companies with limited near-term catalysts. As a result, the company's stock underperformed in the period while the Fund was overweight.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Health Care Index, SPDR® S&P® Biotech ETF and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited)

SHARES	CONVERTIBLE PREFERRED (Restricted) (a) (b) - 7.0% of Net Assets	VALUE
	Biotechnology - 4.4%
326,667	Amphivena Therapeutics, Inc. Series B, 6.00% (c)	$33
525,972	Amphivena Therapeutics, Inc. Series C, 6.00% (c)	53
82,076	Arbor Biotechnologies, Series B, 8.00%	1,359,999
2,353,932	Arkuda Therapeutics, Inc. Series A, 6.00% (c)	4,162,222
487,526	Arkuda Therapeutics, Inc. Series B, 6.00% (c)	862,043
602,572	Dynacure Series C	2,766,370
2,875,000	Hotspot Therapeutics, Inc. Series B, 6.00%	9,317,587
632,394	HotSpot Therapeutics, Inc. Series C, 6.00%	2,049,526
1,020,000	ImmuneID, Inc. Series A, 8.00%	2,040,000
7,187,500	Invetx, Inc. Series A, 8.00% (c)	4,816,344
3,089,091	Invetx, Inc. Series B, 8.00% (c)	2,070,000
277,444	Oculis SA, Series B2, 6.00%	2,952,004
75,367	Oculis SA, Series C, 6.00%	801,905
528,339	Parthenon Therapeutics, Inc. Series A	2,092,307
346,666	Priothera Ltd. Series A, 6.00% (c)	3,834,992
1,553,631	Quell Therapeutics, Series B (d)	2,936,363
294,589	ReCode Therapeutics, Series B, 5.00%	2,719,999
		44,781,747
	Health Care Equipment & Supplies (b) - 0.1%
421,634	IO Light Holdings, Inc. Series A2	1,423,015
		1,423,015
	Pharmaceuticals (b) - 2.5%
616,645	Aristea Therapeutics, Inc. Series B, 8.00%	3,399,996
1,295,238	Biotheryx, Inc. Series E, 8.00%	6,800,000
17,547,740	Curasen Therapeutics, Inc. Series A (c)	8,414,141
657,322	Endeavor Biomedicines, Inc. Series B, 8.00%	3,099,996
2,773,472	HiberCell, Inc. Series B	3,399,999
		25,114,132
	TOTAL CONVERTIBLE PREFERRED (Cost $78,248,525)	71,318,894
PRINCIPAL AMOUNT	CONVERTIBLE NOTES (Restricted) (a) (b) (c) - 0.0% of Net Assets
	Biotechnology - 0.0%
$303,323	Amphivena Therapeutics, Inc., 8.00%	0
	TOTAL CONVERTIBLE NOTES (Cost $303,323)	0

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited, continued)

SHARES	COMMON STOCKS - 88.7% of Net Assets	VALUE
	Biotechnology - 47.9%
113,481	AbbVie, Inc.	$18,396,405
367,414	Affimed N.V. (a) (d)	1,605,599
90,398	Alkermes plc (a)	2,378,371
91,924	Alnylam Pharmaceuticals, Inc. (a)	15,010,270
323,595	Amgen, Inc.	78,251,743
129,695	Apellis Pharmaceuticals, Inc. (a)	6,589,803
86,869	Arcutis Biotherapeutics, Inc. (a)	1,673,097
21,958	Argenx SE ADR (a)	6,923,577
87,937	Arrowhead Pharmaceuticals, Inc. (a)	4,044,223
43,409	Ascendis Pharma A/S ADR (a)	5,094,480
30,066	BeiGene Ltd. ADR (a)	5,670,448
137,035	BioCryst Pharmaceuticals, Inc. (a)	2,228,189
66,310	Biogen, Inc. (a)	13,964,886
28,433	Biohaven Pharmaceutical Holding Co., Ltd. (a)	3,371,301
71,154	BioMarin Pharmaceutical, Inc. (a)	5,485,973
57,580	BioNTech SE ADR (a)	9,820,845
90,404	Black Diamond Therapeutics, Inc. (a) (e)	250,419
67,726	Blueprint Medicines Corp. (a)	4,326,337
475,576	Caribou Biosciences, Inc. (a)	4,365,788
51,708	ChemoCentryx, Inc. (a)	1,296,319
143,592	Denali Therapeutics, Inc. (a)	4,619,355
15,094	Fate Therapeutics, Inc. (a)	585,194
15,186	Fusion Pharmaceuticals, Inc. (a) (d)	117,995
200,492	G1 Therapeutics, Inc. (a) (e)	1,523,739
296,462	Galera Therapeutics, Inc. (a)	705,579
854,746	Gilead Sciences, Inc.	50,814,650
53,885	I-Mab ADR (a)	875,092
36,800	Intellia Therapeutics, Inc. (a)	2,674,256
33,437	Intercept Pharmaceuticals, Inc. (a) (e)	544,020
112,999	Ionis Pharmaceuticals, Inc. (a)	4,185,483
67,254	Karuna Therapeutics, Inc. (a)	8,527,135
1,063,799	Mereo Biopharma Group plc ADR (a)	1,191,455
138,636	Moderna, Inc. (a)	23,881,437
205,800	Moonlake Immunotherapeutics AG, Class A (Restricted) (a) (b)	1,852,200
81,617	Neurocrine Biosciences, Inc. (a)	7,651,594
2,970	NexGel, Inc. (a)	5,673
37,188	Novavax, Inc. (a) (e)	2,738,896
51,406	Praxis Precision Medicines, Inc. (a)	524,855
154,807	Precision BioSciences, Inc. (a)	476,805
389,846	Pyxis Oncology, Inc. (Restricted) (a) (b)	1,417,480
91,800	Pyxis Oncology, Inc. (a) (e)	370,872

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited, continued)

SHARES	Biotechnology - continued	VALUE
957,065	Rallybio Corp. (a) (e)	$6,680,314
81,960	Regeneron Pharmaceuticals, Inc. (a)	57,242,503
106,483	Sarepta Therapeutics, Inc. (a)	8,318,452
68,117	Scholar Rock Holding Corp. (a)	878,028
168,857	Seagen, Inc. (a)	24,323,851
115,649	Sutro Biopharma, Inc. (a)	950,635
142,714	Travere Therapeutics, Inc. (a)	3,677,740
138,057	TScan Therapeutics, Inc. (a)	386,560
80,403	Ultragenyx Pharmaceutical, Inc. (a)	5,838,866
357,080	uniQure N.V. (d) (a)	6,452,436
42,183	United Therapeutics Corp. (a)	7,568,052
567,550	Vectivbio Holding AG (a)	2,667,485
198,944	Vertex Pharmaceuticals, Inc. (a)	51,918,416
79,511	Xencor, Inc. (a)	2,121,353
27,684	Zai Lab Ltd. ADR (a)	1,217,542
		486,274,071
	Health Care Equipment & Supplies - 6.9%
106,073	Abbott Laboratories	12,554,800
160,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	778,215
3,816	DexCom, Inc. (a)	1,952,266
43,827	Edwards Lifesciences Corp. (a)	5,159,314
173,673	Guardant Health, Inc. (a)	11,504,100
10,945	Hologic, Inc. (a)	840,795
15,824	IDEXX Laboratories, Inc. (a)	8,656,678
36,792	Medtronic plc	4,082,072
74,215	Stryker Corp.	19,841,380
39,439	Zimmer Biomet Holdings, Inc.	5,044,248
3,943	Zimvie Inc. (a)	90,058
		70,503,926
	Health Care Providers & Services - 6.7%
17,832	Addus HomeCare Corp. (a)	1,663,547
29,482	AMN Healthcare Services, Inc. (a)	3,075,857
2,644	Anthem, Inc.	1,298,786
18,681	Charles River Laboratories International, Inc. (a)	5,304,843
41,860	Cigna Corp.	10,030,075
51,696	Contra Zogenix, Inc. CVR (a) (b)	78,578
24,237	HCA Healthcare, Inc.	6,074,277
47,561	HealthEquity, Inc. (a)	3,207,514
6,740	Humana, Inc.	2,933,046
222,222	InnovaCare, Inc. Escrow Shares (Restricted) (a) (b)	57,444
6,524	Medpace Holdings, Inc. (a)	1,067,261
20,567	Molina Healthcare, Inc. (a)	6,860,945

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited, continued)

SHARES	Health Care Providers & Services - continued	VALUE
107,595	Owens & Minor, Inc.	$4,736,332
43,179	UnitedHealth Group, Inc.	22,019,995
		68,408,500
	Healthcare Services (a) - 1.8%
15,929	Laboratory Corporation of America Holdings	4,199,840
173,530	Syneos Health, Inc.	14,047,254
		18,247,094
	Life Sciences Tools & Services - 6.8%
216,209	Adaptive Biotechnologies Corp. (a)	3,000,981
35,350	ICON plc (a)	8,597,827
126,722	Illumina, Inc. (a)	44,276,667
10,514	PerkinElmer, Inc.	1,834,272
14,873	Thermo Fisher Scientific, Inc.	8,784,738
8,360	Waters Corp. (a)	2,594,860
		69,089,345
	Medical Devices and Diagnostics - 1.5%
4,063	Align Technology, Inc. (a)	1,771,468
126,126	Boston Scientific Corp. (a)	5,586,121
24,181	Danaher Corp.	7,093,013
3,402	Intuitive Surgical, Inc. (a)	1,026,315
		15,476,917
	Pharmaceuticals - 16.9%
51,378	Arvinas, Inc. (a)	3,457,739
354,157	AstraZeneca plc ADR	23,494,775
104,219	Aurinia Pharmaceuticals, Inc. (a) (d)	1,290,231
188,556	Bristol-Myers Squibb Co.	13,770,245
37,913	Eli Lilly & Co.	10,857,146
465,507	Endo International plc (a) (d)	1,075,321
465,204	Horizon Therapeutics plc (a)	48,944,113
202,967	Intra-Cellular Therapies, Inc. (a)	12,419,551
22,510	IQVIA Holdings, Inc. (a)	5,204,537
65,411	Jazz Pharmaceuticals plc (a) (d)	10,182,530
36,231	Johnson & Johnson	6,421,220
48,115	McKesson Corp.	14,729,445
71,668	Merck & Co., Inc.	5,880,359
55,093	Mirati Therapeutics, Inc. (a)	4,529,747
7,050	Perrigo Co. plc	270,932
60,450	Pfizer, Inc.	3,129,496
79,790	Spectrum Pharmaceuticals, Inc. (a)	102,929

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited, continued)

SHARES	Pharmaceuticals - continued	VALUE
28,747	Tetraphase Pharmaceuticals, Inc. CVR (a) (b)	$1,725
291,666	Teva Pharmaceutical Industries Ltd. ADR (a)	2,738,744
69,000	Theseus Pharmaceuticals, Inc. (a) (e)	795,570
94,775	VYNE Therapeutics, Inc. (a) (e)	61,613
12,377	Zoetis, Inc.	2,334,178
		171,692,146
	Special Purpose Acquisition Company (a) - 0.2%
171,597	Helix Acquisition Corp.	1,904,727
	TOTAL COMMON STOCKS (Cost $717,342,881)	901,596,726
	EXCHANGE TRADED FUND (e) - 0.6% of Net Assets
65,994	SPDR S&P Biotech ETF	5,931,541
	TOTAL EXCHANGE TRADED FUND (Cost $6,199,405)	5,931,541
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 3.4% of Net Assets
$23,495,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $23,495,000, 0.00%, dated 03/31/22, due 04/01/22 (collateralized by U.S. Treasury Note 1.50%, due 11/30/28, market value $23,964,962)	23,495,000
SHARES
11,515,977	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.22% (f)	11,515,977
	TOTAL SHORT-TERM INVESTMENTS (Cost $35,010,977)	35,010,977
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 99.7% (Cost $837,105,111)	1,013,858,138

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited, continued)

INTERESTS	MILESTONE INTERESTS (Restricted) (a) (b) - 1.0% of Net Assets	VALUE
	Biotechnology - 0.2%
1	Rainier Therapeutics Milestone Interest	$421,161
1	Therachon Milestone Interest	1,316,666
		1,737,827
	Health Care Equipment & Supplies - 0.0%
1	Therox Milestone Interest	1,982
	Pharmaceuticals - 0.8%
1	Afferent Milestone Interest	295,365
1	Ethismos Research Milestone Interest	0
1	Impact Biomedicines Milestone Interest	1,765,258
1	Neurovance Milestone Interest	5,897,886
		7,958,509
	TOTAL MILESTONE INTERESTS (Cost $8,061,450)	9,698,318
	TOTAL INVESTMENTS - 100.7% (Cost $845,166,561)	1,023,556,456
	OTHER LIABILITIES IN EXCESS OF ASSETS - (0.7)%	(6,615,267)
	NET ASSETS - 100%	$1,016,941,189

(a)    Non-income producing security.

(b)    Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(c)    Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $24,159,828).

(d)    Foreign security.

(e)    All or a portion of this security is on loan as of March 31, 2022.

(f)    This security represents the investment of cash collateral received for securities lending and is a registered investment company advised by State Street Global Advisors. The rate shown is the annualized seven-day yield as of March 31, 2022.

ADR  American Depository Receipt

CVR  Contingent Value Right

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2022

(Unaudited)

ASSETS:
Investments in unaffiliated issuers, at value including $11,111,831 of securities loaned (cost $805,560,389)	$989,698,310
Investments in affiliated issuers, at value (cost $31,544,722)	24,159,828
Milestone interests, at value (cost $8,061,450)	9,698,318
Total investments	1,023,556,456
Cash	7
Foreign currency, at value (cost $58)	55
Dividends and interest receivable	288,483
Securities lending income receivable	11,444
Receivable for investments sold	5,884,045
Prepaid expenses	58,465
Other assets (see Note 1)	5,166
Total assets	1,029,804,121
LIABILITIES:
Payable upon return of securities loaned	11,515,977
Accrued advisory fee	839,548
Accrued investor support service fees	39,576
Accrued shareholder reporting fees	80,699
Accrued other	387,132
Total liabilities	12,862,932
Commitments and Contingencies (see Notes 1 and 5)
NET ASSETS	$1,016,941,189
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 46,343,900 shares issued and outstanding	$463,439
Additional paid-in-capital	873,599,121
Total distributable earnings (loss)	142,878,629
Total net assets (equivalent to $21.94 per share based on 46,343,900 shares outstanding)	$1,016,941,189

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2022

(Unaudited)

INVESTMENT INCOME:
Dividend income	$3,808,926
Interest and other income	12,072
Securities lending	134,717
Total investment income	3,955,715
EXPENSES:
Advisory fees	5,229,845
Investor support service fees	260,655
Administration fees	122,603
Legal fees	95,814
Custodian fees	95,008
Shareholder reporting	83,644
Trustees' fees and expenses	76,368
Auditing fees	59,276
Transfer agent fees	28,981
Other (see Note 2)	140,949
Total expenses	6,193,143
Net investment loss	(2,237,428)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,012,630
Closed or expired option contracts written	7,619,045
Foreign currency transactions	5,493
Net realized gain	14,637,168
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(124,273,600)
Investments in affiliated issuers	2,525,762
Milestone interests	(1,351,238)
Option contracts written	(4,349,159)
Foreign currency	(3)
Net change in unrealized appreciation (depreciation)	(127,448,238)
Net realized and unrealized gain (loss)	(112,811,070)
Net decrease in net assets resulting from operations	($115,048,498)

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2022 (Unaudited)	Year ended September 30, 2021
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($2,237,428)	($6,230,384)
Net realized gain	14,637,168	82,529,358
Change in net unrealized appreciation (depreciation)	(127,448,238)	78,876,879
Net increase (decrease) in net assets resulting from operations	(115,048,498)	155,175,853
DISTRIBUTIONS TO SHAREHOLDERS (See Note 1):	(45,175,606)	(91,590,428)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (918,432 and 1,553,813 shares, respectively)	20,263,209	38,621,063
Total capital share transactions	20,263,209	38,621,063
Net increase (decrease) in net assets	(139,960,895)	102,206,488
NET ASSETS:
Beginning of period	1,156,902,084	1,054,695,596
End of period	$1,016,941,189	$1,156,902,084

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2022		For the years ended September 30,
	(Unaudited)		2021	2020	2019	2018		2017
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, beginning of period	$25.47		$24.04	$20.33	$25.62	$26.02		$24.99
Net investment loss (1)	(0.05)		(0.14)	(0.05)	(0.07)	(0.10)		(0.13)
Net realized and unrealized gain (loss)	(2.49)		3.63	5.50	(3.46)	1.63		3.12
Total increase (decrease) from investment operations	(2.54)		3.49	5.45	(3.53)	1.53		2.99
Distributions to shareholders from:
Net investment income	—		(0.61)	(0.01)	(0.17)	(0.15	)(2)	—
Net realized capital gains	(0.99)		(1.45)	(1.77)	(1.65)	(1.79	)(2)	(1.96)
Total distributions	(0.99)		(2.06)	(1.78)	(1.82)	(1.94)		(1.96)
Increase resulting from shares repurchased (1)	—		—	0.04	0.06	0.01		— (3)
Net asset value per share, end of period	$21.94		$25.47	$24.04	$20.33	$25.62		$26.02
Per share market value, end of period	$20.77		$25.57	$20.62	$18.34	$23.15		$25.23
Total investment return at market value	(15.09	%)*	34.64%	23.38%	(12.88%)	0.05%		14.95%
Total investment return at net asset value	(9.96	%)*	15.03%	29.77%	(12.74%)	7.37%		12.95%
RATIOS
Net investment loss to average net assets	(0.42	%)**	(0.54%)	(0.20%)	(0.31%)	(0.41%)		(0.53%)
Expenses to average net assets	1.17	%**	1.11%	1.10%	1.12%	1.08%		1.10%
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$1,017		$1,157	$1,055	$871	$1,082		$1,058
Portfolio turnover rate	22.11	%*	69.19%	52.44%	47.65%	45.75%		29.21%

*  Not annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Amount previously presented incorrectly as solely distributions from net realized capital gains has been revised to reflect the proper classification.

(3)  Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Investors (the Fund) is a Massachusetts business trust formed on October 31, 1986 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on April 22, 1987. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the healthcare industry. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2022, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund's performance.

The market value of the Fund's investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

relate to the issuers of the Fund's investments, such as management performance, financial condition, and demand for the issuers' goods and services. The Fund is subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets. This means that the Fund may lose money on its investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern Time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of seven private companies. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Afferent, Ethismos Research, Neurovance, Impact Biomedicines, Therachon, Rainier Therapeutics, Inc., and Therox's principal product candidate as of the date of the sale.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

The following is a summary of the impact of the milestone interests on the financial statements as of and for the six months ended March 31, 2022:

Statement of Assets and Liabilities, Milestone interests, at value	$9,698,318
Statement of Assets and Liabilities, Total distributable earnings	$1,636,868
Statement of Operations, Change in unrealized appreciation (depreciation) on Milestone interests	($1,351,237)

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The average number of outstanding put options purchased and call options written for the six months ended March 31, 2022 were 725 and 725, respectively.

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Assets, Investments, at value	$—	Net realized gain on investments	$95,213
			Change in unrealized appreciation (depreciation) on investments	$1,465,848
	Liabilities, options written, at value	$—	Net realized gain (loss) on closed or expired option contracts written	$7,619,045
			Change in unrealized appreciation (depreciation) on option contracts written	($4,349,159)

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in two private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2022 totaled $231,783,435 and $276,368,361, respectively.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

Securities Lending

The Fund may lend its securities to approved borrowers to earn additional income. The Fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its cash collateral in State Street Institutional U.S. Government Money Market Fund (SAHXX), which is registered with the Securities and Exchange Commission (SEC) as an investment company. SAHXX invests substantially all of its assets in the State Street U.S. Government Money Market Portfolio. The Fund will receive the benefit of any gains and bear any losses generated by SAHXX with respect to the cash collateral.

The Fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the Fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of SAHXX.

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the Fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The Fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the Fund is net of fees retained by the securities lending agent. Net income received from SAHXX is a component of securities lending income as recorded on the Statement of Operations.

Obligations to repay collateral received by the Fund are shown on the Statement of Assets and Liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2022, the Fund loaned securities valued at $11,111,831 and received $11,515,977 of cash collateral.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2022, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2023. Prior to this renewal, in March 2021, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2022. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2022, the Fund did not repurchase any shares through the repurchase program.

During the year ended September 30, 2021, the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, passive foreign investment companies transactions, installment sale adjustments, distribution re-designations, foreign currency gains and losses, book to tax difference due to merger and ordinary loss netting to reduce short term capital gains.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund's performance and may increase costs related to a fund's use of derivatives.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2022, these payments amounted to $72,076 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the six months ended March 31, 2022 were as follows:

Affiliated Companies	Beginning Value as of September 30, 2021		Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sale of Affiliated Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2022
Amphivena Therapeutics	$86		$—	$—	$—	$—	$86
Arkuda Therapeutics, Inc.	2,800,002		871,943	—	—	1,352,320	5,024,265
Curasen Therapeutics, Inc.	7,000,000		1,414,141	—	—	—	8,414,141
Invetx, Inc.	3,450,000		2,070,000	—	—	1,366,344	6,886,344
Priothera Ltd.	1,081,123	*	2,946,771	—	—	(192,902)	3,834,992
	$14,331,211		$7,302,855	$—	$—	$2,525,762	$24,159,828

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

Affiliated Companies	Shares as of March 31, 2022	Principal Amount as of March 31, 2022	Dividend/ Interest Income from Affiliated Companies	Capital Gain Distributions from Affiliated Companies
Amphivena Therapeutics	1,155,962	$—	$—	$—
Arkuda Therapeutics, Inc.	2,841,458	—	—	—
Curasen Therapeutics, Inc.	17,547,740	—	—	—
Invetx, Inc.	10,276,591	—	—	—
Priothera Ltd.	346,666	—	—	—
	32,168,417	$—	$—	$—

* Not an affiliate as of September 30, 2021.

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended March 31, 2022, the total amount of transfers between Level 3 and Level 1 was $322. The investment was transferred due to an initial public offering and the value is being supported by the market price.

The total amount of transfers between Level 3 and Level 2 was $4,079,999. The investment was transferred due to an initial public offering lockup period and the value is being supported by significant observable inputs. There were no other transfers between levels.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

The following is a summary of the levels used as of March 31, 2022 to value the Fund's investments.

Assets at Value	Level 1	Level 2	Level 3		Total
Convertible Preferred
Biotechnology	$—	$—	$44,781,747		$44,781,747
Health Care Equipment & Supplies	—	—	1,423,015		1,423,015
Pharmaceuticals	—	—	25,114,132		25,114,132
Convertible Notes
Biotechnology	—	—	0	*	0
Common Stocks
Biotechnology	483,004,391	3,269,680	—		486,274,071
Health Care Equipment & Supplies	69,725,711	—	778,215		70,503,926
Health Care Providers & Services	68,272,478	78,578	57,444		68,408,500
Healthcare Services	18,247,094	—	—		18,247,094
Life Sciences Tools & Services	69,089,345	—	—		69,089,345
Medical Devices and Diagnostics	15,476,917	—	—		15,476,917
Pharmaceuticals	171,690,421	1,725	—		171,692,146
Special Purpose Acquisition Company	1,904,727	—	—		1,904,727
Exchange Traded Fund	5,931,541	—	—		5,931,541
Short-term Investments	11,515,977	23,495,000	—		35,010,977
Milestone Interests
Biotechnology	—	—	1,737,827		1,737,827
Health Care Equipment & Supplies	—	—	1,982		1,982
Pharmaceuticals	—	—	7,958,509		7,958,509
Other Assets	—	—	5,166		5,166
Total	$914,858,602	$26,844,983	$81,858,037		$1,023,561,622

* Represents security valued at zero.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2021	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of March 31, 2022
Convertible Preferred
Biotechnology	$31,989,201	$1,877,255	$14,995,290	$0	($4,079,999)	$44,781,747
Health Care Equipment & Supplies	1,423,015	—	—	—	—	1,423,015
Pharmaceuticals	20,599,995	(3,156)	4,517,293	—	—	25,114,132
Convertible Notes
Biotechnology	0	—	—	—	—	0

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

Investments in Securities	Balance as of September 30, 2021	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of March 31, 2022
Common Stocks
Biotechnology	$322	$—	$—	$—	($322)	$—
Health Care Equipment & Supplies	1,768,200	(989,985)	—	—	—	778,215
Health Care Providers & Services	139,911	(60,096)	—	(22,371)	—	57,444
Milestone Interests
Biotechnology	1,758,375	(20,548)	—	—	—	1,737,827
Health Care Equipment & Supplies	1,982	—	—	—	—	1,982
Pharmaceuticals	9,289,198	(1,330,689)	—	—	—	7,958,509
Other Assets	15,966	—	—	(10,800)	—	5,166
	$66,986,165	($527,219)	$19,512,583	($33,171)	($4,080,321)	$81,858,037
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2022						($527,219)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at March 31, 2022	Valuation Technique	Unobservable Input	Range (Weighted Average)
Common Stock	$778,215	Income approach,	(a)	N/A
	57,444	Probability adjusted value	Probability of events Timing of events	50.00% (50.00%) 1.00-2.00 (1.50) years
Convertible Preferred	43,470,235 27,848,659	Market approach Recent transactions	(a) (b)	N/A N/A
Milestones Interests	9,698,318	Probability adjusted value	Probability of events Timing of events	0.00%-100.00% (73.03%) 0.50-14.25 (3.88) years
Other Assets	5,166	Probability adjusted value	Probability of events Timing of events	20.00%-95.00% (23.95%) 0.25-6.00 (0.55) years
	$81,858,037

(a)  There is no quantitative information to provide as this method of measure is investment specific.

(b)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 8% of the Fund's net assets at March 31, 2022.

At March 31, 2022, the Fund had a commitment of $3,342,519 relating to additional investments in four private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2022. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Afferent Milestone Interest	07/27/16	$377,701	$295,365.00		$295,365
Amphivena Therapeutics, Inc.
Series B Cvt. Pfd	07/17/17	4,902,917	0.00	††	33
Series C Cvt. Pfd	12/10/18	1,887,420	0.00	††	53
Cvt. Note	08/25/21	303,324	0.00		0
Arbor Biotechnologies Series B Cvt. Pfd	10/29/21	1,367,052	16.57		1,359,999
Aristea Therapeutics, Inc. Series B Cvt. Pfd	07/27/21	3,399,996	5.51		3,399,996
Arkuda Therapeutics, Inc.
Series A Cvt. Pfd	05/16/19, 04/02/20, 07/15/21	5,608,507	1.77		4,162,222
Series B Cvt. Pfd	01/24/22	863,441	1.77		862,043
Biotheryx, Inc. Series E Cvt. Pfd	05/19/21	6,809,590	5.25		6,800,000
Cercacor Laboratories, Inc. Common	03/31/98†	0	4.86		778,215
Curasen Therapeutics, Inc. Series A Cvt. Pfd	09/18/18, 01/07/20, 10/21/21	8,414,141	0.48		8,414,141
Dynacure Series C Cvt. Pfd	04/21/20, 10/28/20	5,611,822	4.59		2,766,370
Endeavor Biomedicines, Inc. Series B Cvt. Pfd	01/21/22	3,103,019	4.72		3,099,996
Ethismos Research Milestone Interest	10/31/17	0	0.00		0
HiberCell, Inc. Series B Cvt. Pfd	05/05/21	3,406,945	1.23		3,399,999
Hotspot Therapeutics, Inc.
Series B Cvt. Pfd	04/22/20, 06/17/21	6,905,056	3.24		9,317,587
Series C Cvt. Pfd	11/15/21	2,050,638	3.24		2,049,526
ImmuneID, Inc. Series A Cvt. Pfd	04/28/21	2,044,520	2.00		2,040,000
Impact Biomedicines Milestone Interest	07/20/10	0	1,765,258.00		1,765,258
InnovaCare, Inc. Escrow Shares Common	12/21/12†	73,738	0.26		57,444
Invetx, Inc.
Series A Cvt. Pfd	08/06/20	3,450,000	0.67		4,816,344
Series B Cvt. Pfd	03/28/22	2,070,000	0.67		2,070,000

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
IO Light Holdings, Inc. Series A2 Cvt. Pfd	04/30/20†	$1,394,759	$3.38	$1,423,015
Moonlake Immunotherapeutics AG Class A Common	03/30/22	2,058,000	9.00	1,852,200
Neurovance Milestone Interest	03/20/17	4,917,880	5,897,886.00	5,897,886
Oculis SA
Series B2 Cvt. Pfd	01/16/19	2,335,687	10.64	2,952,004
Series C Cvt. Pfd	04/07/21	801,905	10.64	801,905
Parthenon Therapeutics, Inc. Series A Cvt. Pfd	08/12/21	2,092,307	3.96	2,092,307
Priothera Ltd. Series A Cvt. Pfd	10/07/20,10/19/21	4,044,974	11.06	3,834,992
Pyxis Oncology, Inc. Common	03/05/21	4,085,725	3.64	1,417,480
Quell Therapeutics, Series B Cvt. Pfd	11/29/21	2,955,249	1.89	2,936,363
Rainier Therapeutics Milestone Interest	09/28/21	395,493	421,161.00	421,161
ReCode Therapeutics Series B Cvt. Pfd	10/12/21	2,728,580	9.23	2,719,999
Therachon Milestone Interest	07/01/19	2,362,765	1,316,666.00	1,316,666
Therox Milestone Interest	06/18/19	7,611	1,982.00	1,982
		$92,830,762		$85,122,551

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Carrying Interest received as part of a corporate action for a previously owned security.

  ††  Carrying value per unit is greater than $0.00 but less than $0.01

TEKLA HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser continues in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 17, 2022, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser and by an independent data provider at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance both directly and on a risk adjusted basis to a benchmark, the NASDAQ Biotechnology Index® (NBI), and to a peer universe of other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that substantially all of the Adviser's business consists of providing investment management services to Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund and the Adviser does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and various fees and expenses of the Fund. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by counsel to the Independent Trustees and the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and

TEKLA HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant investment in its business through the addition of portfolio management and administrative staff over the last several years and the Adviser's commitment to continue to build out its infrastructure as future circumstances require.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information of the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund for the past one-, three-, five- and ten-year periods ended December 31, 2021, as compared to its benchmark, the NBI, and a peer universe of other investment companies identified by an independent service provider engaged by the Independent Trustees. The Trustees noted that the performance information reviewed reflects a view of the Fund's performance only as of a certain date, and that the results might be significantly different if a different date was selected to generate the performance information. Additionally, the Trustees recognized that longer periods of performance for the Fund may be adversely and disproportionately affected by significant underperformance in one more recent period, and that such underperformance may be caused by a small number of investment decisions or positions.

TEKLA HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

Unlike many other broader-based healthcare indices, the NBI contains high levels of biotechnology-based companies. Over time, this index has demonstrated higher returns, but has also demonstrated higher price volatility than the broad S&P 500® Index. The Adviser seeks to operate the Fund at a biotechnology exposure level that is higher than many other indices and Funds but at a level that is below that of the NBI. The Adviser also seeks to operate the Fund at lower volatility than that of the NBI. In the current reporting period, the Adviser sought to do so by limiting exposure to biotechnology relative to the NBI and also by maintaining a higher exposure to large healthcare companies (which exhibit relatively lower volatility) than is present in the NBI and lower exposure to small and mid-capitalization biotechnology companies than is present in the NBI.

The Trustees noted the Fund's strong absolute performance as of December 31, 2021 for the three-, five- and ten-year periods ended December 31, 2021. In particular, the Trustees noted that on a net asset value basis, the Fund returned 2.60% for the one-year period and had annualized returns of 15.22% for the three-year period, 10.60% for the five-year period, and 13.89% for the ten-year period. The Trustees also noted that on a net asset value basis, as of December 31, 2021, the Fund outperformed the NBI for the one-year period and underperformed the NBI for the three-, five- and ten-year periods. The Trustees also noted that for all evaluation periods ended December 31, 2021, the Fund exhibited lower volatility than the NBI and outperformed the NBI on a risk adjusted basis. The Trustees noted that as of December 31, 2021, the Fund underperformed the peer universe average for the one-, three-, five- and ten-year periods.

In considering the Fund's relative performance, the Trustees recognized that the Fund's unique strategy presents challenges when comparing the Fund's performance to a benchmark or group of comparable funds. In particular, the Trustees observed that the Fund's strategy has historically included a lower biotechnology allocation compared to the NBI and a higher biotechnology allocation compared to many other healthcare indices and to many of the other funds in the peer universe. The Trustees noted that, as a result, all other things being equal, in periods when biotechnology performs relatively well, the Fund might be expected to underperform the NBI (and/or the peer universe) and vice versa. Additionally, the Trustees noted that unlike the NBI and most of the peer universe, the Fund often maintains a meaningful allocation to venture and restricted securities. In light of these differences, the Trustees recognized the more limited usefulness of these performance comparisons for the Fund.

TEKLA HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The Trustees concluded they continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies identified by an independent service provider engaged by the Independent Trustees. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that the Fund often maintains a meaningful allocation to venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser to the Fund. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers.

The Trustees noted that the fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers for similar services, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are at least comparable to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the advisory fee schedule in the Advisory Agreement and noted that it provides for breakpoints that would reduce the effective fee to the extent the Fund's net assets should increase, allowing the Fund to share in the benefits of any economies of scale that would inure to the Adviser as the Fund's assets increase. Given the closed-end structure of the Fund, its current asset size, and the fact that any economies of scale are modest at current Fund asset levels, the Trustees determined that the Fund's advisory fee schedule is satisfactory and fair.

TEKLA HEALTHCARE INVESTORS

PRIVACY NOTICE: If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed with the SEC on Form N-PORT. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com or the SEC's website at www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing, distributions, press releases and links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, which include performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877-855-3434.

TEKLA HEALTHCARE INVESTORS

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2022, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2023.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton L. Wilson, Loretta Tse, Ph.D., Christopher Abbott, Robert Benson, Richard Goss, Jack Liu, M.B.A., Ph.D., Christopher Seitz, M.B.A. and Kelly Girskis, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING: A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH
NAV Symbol: XHQHX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Jeffrey A. Bailey
Kathleen L. Goetz
Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon, M.B.A.

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2021—Oct. 31, 2021)	—	—	—	5,404,055
Month #2 (Nov. 1, 2021— Nov. 30, 2021)	—	—	—	5,404,055
Month #3 (Dec. 1, 2021 — Dec. 31, 2021)	—	—	—	5,404,055
Month #4 (Jan. 1, 2022 — Jan. 31, 2022)	—	—	—	5,404,055
Month #5 (Feb. 1, 2022— Feb. 28, 2022)	—	—	—	5,404,055
Month #6 (Mar. 1, 2022 — Mar. 31, 2022)	—	—	—	5,404,055
Total	—	—	—

(1)	On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 18, 2021 the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2022. On March 17, 2022, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2023.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this semi-annual filing.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notices to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/3/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/3/22

* Print the name and title of each signing officer under his or her signature.